UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39158	65-0847995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 707-5959

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	APCX	OTCQB
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K filed by AppTech Payments Corp. (the “Company”) on February 19, 2026 (the “Original Report”) solely to remove certain information in Exhibit 10.1, which contained internal financial projections that were preliminary in nature and inadvertently included in the Original Report.

The projections were prepared solely for internal planning and budgeting purposes, were preliminary in nature, were not prepared with a view toward public disclosure or compliance with published guidelines of the Securities and Exchange Commission or the accounting principles generally accepted in the United States, and were not reviewed or audited by the Company’s independent registered public accounting firm. The projections were based on numerous assumptions and estimates that are inherently uncertain and subject to significant business, economic and competitive risks.

The Company does not intend to update, reaffirm or otherwise provide guidance with respect to such projections, and investors should not place any reliance on them.

Item 1.01 Entry into a Material Definitive Agreement.

The Exhibit 10.1 attached hereto is a replacement of Exhibit 10.1 furnished on the Original Form 8-K.

Except as described above, no other changes have been made to the Original Form 8-K, and this amendment does not modify or update any other information contained in the Original Form 8-K. This amendment should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1*	First Amendment to Revenue Participation Agreement, dated as of February 17, 2026, by and between the Company and Ascendancy Management, Inc.(portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: February 23, 2026	By:	/s/ Thomas DeRosa
Thomas DeRosa, Chief Executive Officer

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